UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 24, 2019

Date of Report (Date of earliest event reported)

BB&T Corporation

(Exact name of registrant as specified in its charter)

Commission file number: 1-10853

North Carolina	56-0939887
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	BBT	New York Stock Exchange

Depositary Shares each representing 1/1,000th interest in a share of Series D Non-Cumulative Perpetual Preferred Stock	BBT PrD	New York Stock Exchange

Depositary Shares each representing 1/1,000th interest in a share of Series E Non-Cumulative Perpetual Preferred Stock	BBT PrE	New York Stock Exchange

Depositary Shares each representing 1/1,000th interest in a share of Series F Non-Cumulative Perpetual Preferred Stock	BBT PrF	New York Stock Exchange

Depositary Shares each representing 1/1,000th interest in a share of Series G Non-Cumulative Perpetual Preferred Stock	BBT PrG	New York Stock Exchange

Depositary Shares each representing 1/1,000th interest in a share of Series H Non-Cumulative Perpetual Preferred Stock	BBT PrH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 24, 2019, BB&T Corporation, a North Carolina corporation (the “Company”), filed Articles of Amendment for the purpose of amending its Articles of Incorporation to fix the designations, preferences, limitations and relative rights of its 4.800% Series N Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share and a liquidation preference of $25,000 per share (the “Preferred Stock”). A copy of the Articles of Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On July 29, 2019, the Company closed the sale of 1,700,000 depositary shares (the “Depositary Shares”), with each Depositary Share representing ownership of 1/25th of a share of the Company’s Preferred Stock, which were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (SEC File No. 333-219092), which was initially filed on June 30, 2017 and subsequently amended by the Post-Effective Amendment No. 1 filed on May 16, 2018 (as so amended, the “Registration Statement”). The following documents are being filed with this report on Form 8-K and shall be incorporated by reference into the Registration Statement: (i) Underwriting Agreement, dated July 22, 2019, between the Company and Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC; (ii) Articles of Amendment of the Company filed July 24, 2019; (iii) Deposit Agreement, dated as of July 29, 2019, between the Company and Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary; (iv) form of Depositary Receipt; and (v) validity opinion with respect to the Depositary Shares and the Preferred Stock.

On July 29, 2019, the Company issued and sold $1,000,000,000 aggregate principal amount of its 2.500% Medium-Term Notes, Series G (Senior), due August 1, 2024 (the “Notes”). The Notes were registered under the Securities Act, pursuant to the Registration Statement. In connection with this issuance and sale, the legal opinions of Squire Patton Boggs (US) LLP and Robert J. Johnson, Jr., Senior Executive Vice President, General Counsel, Secretary and Chief Corporate Governance Officer of the Company are being filed with this report on Form 8-K and shall be incorporated by reference to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated July 22, 2019, between the Company and Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC.

4.1	Articles of Amendment of the Company with respect to 4.800% Series N Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock filed July 24, 2019.

4.2	Deposit Agreement, dated as of July 29, 2019, between the Company and Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary.

4.3	Form of Depositary Receipt (included as part of Exhibit 4.2).

5.1	Opinion of Robert J. Johnson, Jr. as to the validity of the Depositary Shares and the Preferred Stock.

5.2	Opinion of Squire Patton Boggs (US) LLP as to the validity of the Notes.

5.3	Opinion of Robert J. Johnson, Jr. as to the validity of the Notes.

23.1	Consent of Robert J. Johnson, Jr. (included as part of Exhibit 5.1).

23.2	Consent of Squire Patton Boggs (US) LLP (included in Exhibit 5.2).

23.3	Consent of Robert J. Johnson, Jr. (included in Exhibit 5.3).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Name:	Cynthia B. Powell
Title:	Executive Vice President and Corporate Controller (Principal Accounting Officer)

Date: July 29, 2019